SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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                       Date of Report: September 29, 2004


         IVP TECHNOLOGY CORPORATION D.B.A ACTIVECORE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    000-30397                65-6998896
           ------                    ---------                ----------
 (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File Number)           Identification No.)

                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6
                    (Address of principal executive offices)

                                 (416)-252-6200
                (Registrant's Executive Office Telephone Number)


Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 21, 2004, IVP Technology Corporation d.b.a. ActiveCore Technologies, Inc., a Nevada corporation ("IVP"), entered into a Stock Purchase Agreement with Tony McGurk, the sole shareholder of Twincentric Integration Limited ("Twincentric"), whereby IVP paid: (i) 14,360,243 shares of IVP common stock, representing $350,000, for 50% of Twincentric; (ii) 200,000 shares of IVP common stock, representing $4,875, for the remaining 50% of Twincentric; and (iii) 1,000,000 shares of IVP common stock, representing $24,373, in trust for the employees of Twincentric. Following the acquisition, IVP also indemnified the sole shareholder with respect to personal guarantees supporting Twincentric's operating line of credit.

Twincentric is a products and services company aimed at the AS 400 and Bull Computer data integration and migration market. Twincentric has a broad range of customers in North America and Europe. The market for Twincentric's primary products consists of approximately 300,000 installations worldwide. IVP is actively supporting the marketing of Twincentric's products, primarily Net.Visual, into the North American market, while Twincentric will be assisting IVP in its marketing of ActiveLink into the European market. Following the acquisition of Twincentric, IVP closed its London office and moved to Witney, UK.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number           Description                                                                     Location
-------          -----------                                                                     --------
10.1             Press release concerning the purchase of all of the issued and outstanding      Provided herewith
                 shares of Twincentric Integration Limited by IVP Technology Corporation
                 d.b.a. ActiveCore Technologies, Inc.

10.2             Unaudited Financial Statements for Twincentric Integration Limited for the      Provided herewith
                 period January 1, 2002 to November 30, 2002.

10.3             Unaudited Financial Statements for Twincentric Limited (a successor to          Provided herewith
                 Twincentric Integration Limited) for the period October 25, 2002 to December
                 31, 2003

10.4             Stock Purchase Agreement by and between IVP Technology Corporation d.b.a.       Provided herewith
                 ActiveCore Technologies, Inc. and Tony McGurk

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IVP TECHNOLOGY CORPORATION D.B.A.
                                              ACTIVECORE TECHNOLOGIES, INC.


Dated:   September 29, 2004                   By:/s/ Brian J. MacDonald
                                                 -------------------------
                                              Name: Brian J. MacDonald
                                              Its:  Chairman